SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   June 3, 2014

FIRMA HOLDINGS CORP.
(Name of Small Business Issuer in its charter)

Nevada	None	20-5000381
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

375 N. Stephanie St. Bldg. 2 #211
Henderson, NV 89014
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (888)-901-4550

Tara Minerals Corp.
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2014 the Company amended its Articles of Incorporation changing its name from Tara Minerals Corp. to Firma Holdings Corp.  The amendment was approved by shareholders owning a majority of the Company’s outstanding shares.  The name change will become effective on the OTC Bulletin Board following an announcement by FINRA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2014	FIRMA HOLDINGS CORP.

/s/ Francis Richard Biscan, Jr.
Francis R. Biscan, Jr., President
Chief Executive Officer

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